CONVERTIBLE NOTE PAYABLE	9 Months Ended
Sep. 30, 2012
Convertible Notes Payable [Abstract]
Convertible Note Payable [Text Block]

NOTE 4 – CONVERTIBLE NOTE PAYABLE

On March 28, 2012 the Company entered into a $300,000 promissory note with a third party. See Note 9 for additional information.

On July 31, 2012, the Company borrowed $63,500, of which $50,500 in proceeds were received, under a short-term convertible note payable with a third party.  Under the terms of the agreement, the note incurs interest at 8% per annum and is due on May 2, 2013. The note is convertible into common shares after six months, and the conversion price is calculated by multiplying 58% (42% discount to market) by the average of the lowest three closing bid prices during the 10 days prior to the conversion date.   The Company may prepay the convertible debt prior to maturity at varying prepayment penalty rates specified under the agreement.

Since the conversion feature is only convertible after six months, there is no derivative liability at the note’s inception.  However, the Company will account for the derivative liability upon the passage of time and the note becoming convertible if not extinguished, as defined above. Derivative accounting applies upon the conversion feature being available to the holder, as it is variable and does not have a floor as to the number of common shares in which could be converted.

In addition, the fees paid to the lender and legal to secure the convertible debt were accounted for as deferred financing costs and capitalized in the accompanying balance sheet. The deferred financing costs are being amortized over the term of the note. As of September 30, 2012, the Company amortized $2,868 with $10,132 in deferred financing costs remaining.

See Note 10 for additional convertible note payable borrowing subsequent to September 30, 2012.